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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 1997


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates, Series 1993-1)

             (Exact name of registrant as specified in its charter)


           Delaware                     33-67034                59-316854

(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)          File No.)          Identification No.)

                         Route 688
                        P.O. Box 87
                     Doswell, Virginia                                23047

         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:              (804) 876-3220
                                                                 --------------


                                 Not Applicable

         (Former name or former address, if changed since last report.)


Item 5.     Other Events.

            The Registrant is filing the exhibit listed in Item 7 below.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibit 7.1   Monthly   Statement   for  the  5.05%   Trade
                          Receivables  Participation   Certificates,   Series
                          1993-1   with   respect  to  the  August  25,  1997
                          Distribution Date.

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                                   Signatures

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                           CSXT TRADE RECEIVABLES MASTER TRUST

                                      By:  CSX TRADE RECEIVABLES CORPORATION


                                           /s/ ROBERT M. PEEBLES
                                           ------------------------------------
                                           Robert M. Peebles
                                           Vice President-Accounting and
                                             Assistant Treasurer

Date:  September 9, 1997



























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                                  EXHIBIT LIST





Exhibit


7.1 Monthly Statement for the 5.05% Trade Receivables Participation Certificates, Series 1993-1 with respect to the August 25, 1997 Distribution Date


































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